SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 31, 2003



                      Morgan Stanley Charter Campbell L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                     0-50064               01-0710311
--------------------------------------------------------------------------------
   (State or Other Jurisdiction       (Commission File       (I.R.S. Employer
        of Incorporation)                 Number)          Identification No.)



           c/o Demeter Management Corporation
               825 Third Avenue, 9th Floor
                      New York, NY                                10022
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (212) 310-6444



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

            Effective August 1, 2003, the monthly management fee paid by Morgan Stanley Charter Campbell L.P. to Campbell & Company, Inc. was reduced from 1/12 of 2.75% of Morgan Stanley Charter Campbell L.P.'s net assets as of the first day of each month (a 2.75% annual rate) to 1/12 of 2.65% of Morgan Stanley Charter Campbell L.P.'s net assets as of the first day of each month (a 2.65% annual rate).

                                    Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY CHARTER CAMPBELL L.P.

Date:  February 24, 2004           By:  DEMETER MANAGEMENT CORPORATION,
                                         as General Partner

                                    /s/ Jeffrey A. Rothman
                                    -----------------------------------
                                   Name:  Jeffrey A. Rothman
                                   Title: President

                                  EXHIBIT INDEX

Exhibit                       Description
-------                       -----------

10.01(a) Amendment No. 1 to Management Agreement, dated August 1, 2003, among the Morgan Stanley Charter Campbell L.P., Demeter Management Corporation and Campbell & Company, Inc.